UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00204

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2013

Date of reporting period: January 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Discovery Growth Fund

(formerly Small/Mid Cap Growth Fund)

January 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 18, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Discovery Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2013. Prior to November 1, 2012, the Fund was named AllianceBernstein Small/Mid Cap Growth Fund.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. Normally, the Fund invests in approximately 60-120 companies broadly diversified by sector.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants. The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 5 shows the Fund’s performance compared with its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended January 31, 2013.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	1

The Fund gained in absolute returns but underperformed the benchmark for both periods, before sales charges. During the six-month period, stock selection in the technology, consumer/commercial services, healthcare and energy sectors detracted from performance. Stock selection in the industrials and financials sectors provided a partial offset. For the 12-month period, stock selection in the healthcare and technology sectors detracted, while favorable stock selection in the consumer/commercial services and energy sectors contributed positively to relative performance. Cash detracted modestly from performance for both periods.

Sector allocations, resulting from the Fund’s “bottom-up” stock selection process, remained muted compared to the benchmark and did not have a meaningful impact on relative returns in either period. At the end of the reporting period, the largest overweight was in the technology sector, while the largest underweight was in the financials sector. The Fund did not use leverage or derivatives during six- or 12-month periods.

Market Review and Investment Strategy

U.S. and global equity markets rallied in 2012 as investors gained confidence that challenges to economic growth and market stability would be contained. Small- and mid-cap growth stocks achieved solid double-digit absolute returns for the 12-month period ended January 31, 2013, as measured by the benchmark, but lagged both the broad market, as represented by the S&P 500 Index, and small- and mid-cap value stocks, as represented by the Russell 2500 Value Index.

After a strong start in 2012, equities including small- and mid-cap growth stocks fell sharply in May, as fears about the future of the euro area and global economic weakness undermined investor confidence. Decisive actions by global central banks and government policy-makers led to restored investor confidence and an equity market recovery by year-end. However, U.S. economic uncertainty remains and companies have taken a conservative approach to employment and capital spending decisions until the full economic impact of recent tax changes and forthcoming spending cuts are more fully understood. U.S. employment growth remains sub-par and capital spending has lagged the improvement in corporate profits. Consumer spending has been a notable bright spot and there is growing evidence that the U.S. housing market has begun to recover.

Reflecting the cautious outlook for 2013 earnings, forecasts for smaller-cap companies have been revised lower and guidance from company management teams has been conservative. Against this backdrop, the Discovery Growth Investment Team (the “Team”) remained focused on identifying secular growth companies that are not overly dependent on a reacceleration of economic growth to achieve their earnings forecasts, or companies whose stock valuations already reflect an anticipated reset of expectations. The Team believes that its approach, which seeks companies exhibiting superior growth attributes, often benefits during periods of scarce growth.

2	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

The Team’s research continued to uncover small- and mid-cap growth stocks exhibiting the attractive growth attributes it seeks, and it has found such opportunities across most major industry sectors. The Team’s strategy seeks to have more exposure than the benchmark to those companies with the attractive growth attributes it prizes, including superior earnings growth, favorable earnings revisions and positive earnings surprise; the Fund offers higher forecasted earnings growth and more positive earnings revisions than the broad small- and mid-cap growth universe. Furthermore, while the Fund is currently valued at a modest premium to prospective growth, the growth attributes the Team seeks continue to trade at historically attractive relative valuations. In the Team’s view, this attractive combination of strong prospective growth attributes at relatively attractive valuations should prove favorable for its investment approach, as investors have historically rewarded the strongest fundamental performers, especially in uncertain economic environments.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2500™ Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Growth Index represents the performance of 2,500 small-to mid-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small-and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Discovery Growth Fund*
Class A	12.04%	12.37%

Class B†	11.79%	11.57%

Class C	11.74%	11.52%

Advisor Class‡	12.29%	12.77%

Class R‡	12.05%	12.05%

Class K‡	12.06%	12.39%

Class I‡	12.41%	12.89%

Russell 2500 Growth Index	15.59%	15.23%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended January 31, 2013 by 0.15%.

†     Effective July 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.37%	7.62%
5 Years	7.68%	6.80%
10 Years	12.39%	11.92%

Class B Shares
1 Year	11.57%	7.57%
5 Years	6.77%	6.77%
10 Years(a)	11.65%	11.65%

Class C Shares
1 Year	11.52%	10.52%
5 Years	6.85%	6.85%
10 Years	11.54%	11.54%

Advisor Class Shares†
1 Year	12.77%	12.77%
5 Years	7.96%	7.96%
10 Years	12.67%	12.67%

Class R Shares†
1 Year	12.05%	12.05%
5 Years	7.39%	7.39%
Since Inception*	6.83%	6.83%

Class K Shares†
1 Year	12.39%	12.39%
5 Years	7.69%	7.69%
Since Inception*	7.14%	7.14%

Class I Shares†
1 Year	12.89%	12.89%
5 Years	8.13%	8.13%
Since Inception*	7.56%	7.56%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.19%, 2.06%, 1.97%, 0.95%, 1.58%, 1.26% and 0.82% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	9.77%
5 Years	3.65%
10 Years	11.09%

Class B Shares
1 Year	9.56%
5 Years	3.65%
10 Years(a)	10.83%

Class C Shares
1 Year	12.74%
5 Years	3.73%
10 Years	10.72%

Advisor Class Shares†
1 Year	14.90%
5 Years	4.79%
10 Years	11.82%

Class R Shares†
1 Year	14.19%
5 Years	4.19%
Since Inception*	6.08%

Class K Shares†
1 Year	14.54%
5 Years	4.51%
Since Inception*	6.39%

Class I Shares†
1 Year	14.88%
5 Years	4.95%
Since Inception*	6.80%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on page 4.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,120.40	$5.93	1.11%
Hypothetical**	$1,000	$1,019.61	$5.65	1.11%
Class B
Actual	$1,000	$1,117.90	$10.41	1.95%
Hypothetical**	$1,000	$1,015.38	$9.91	1.95%
Class C
Actual	$1,000	$1,117.40	$10.09	1.89%
Hypothetical**	$1,000	$1,015.68	$9.60	1.89%
Advisor Class
Actual	$1,000	$1,122.90	$4.71	0.88%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%
Class R
Actual	$1,000	$1,120.50	$8.02	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Class K
Actual	$1,000	$1,120.60	$6.52	1.22%
Hypothetical**	$1,000	$1,019.06	$6.21	1.22%
Class I
Actual	$1,000	$1,124.10	$4.34	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,027.6

TEN LARGEST HOLDINGS**

January 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Ulta Salon Cosmetics & Fragrance, Inc.	$18,515,369	1.8%
Robert Half International, Inc.	18,478,799	1.8
Cadence Design Systems, Inc.	18,331,044	1.8
Catamaran Corp.	17,822,243	1.7
LKQ Corp.	17,648,492	1.7
United Rentals, Inc.	17,490,222	1.7
Affiliated Managers Group, Inc.	17,336,368	1.7
CoStar Group, Inc.	17,302,410	1.7
Kirby Corp.	17,109,452	1.7
Lincoln Electric Holdings, Inc.	16,776,005	1.6
	$176,810,404	17.2%

*	All data are as of January 31, 2013. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.5%
Producer Durables – 24.9%
Aerospace – 1.3%
TransDigm Group, Inc.	98,650	$13,361,156

Back Office Support, HR & Consulting – 5.6%
Advisory Board Co. (The)(a)	248,861	13,495,732
CoStar Group, Inc.(a)	184,500	17,302,410
MAXIMUS, Inc.	120,530	8,264,742
Robert Half International, Inc.	524,370	18,478,799

		57,541,683

Commercial Services: Rental & Leasing – 1.7%
United Rentals, Inc.(a)	345,520	17,490,222

Diversified Manufacturing Operations – 1.1%
Carlisle Cos., Inc.	174,812	11,214,190

International Trade & Diversified Logistics – 1.0%
MSC Industrial Direct Co., Inc. – Class A	134,290	10,625,025

Machinery: Industrial – 4.8%
Actuant Corp. – Class A	381,850	11,256,938
Chart Industries, Inc.(a)	153,550	10,163,474
Joy Global, Inc.	210,860	13,320,026
Middleby Corp.(a)	105,810	14,957,302

		49,697,740

Machinery: Tools – 1.6%
Lincoln Electric Holdings, Inc.	311,070	16,776,005

Railroads – 1.6%
Genesee & Wyoming, Inc. – Class A(a)	195,405	16,527,355

Scientific Instruments: Control & Filter – 2.1%
IDEX Corp.	296,990	14,816,831
Robbins & Myers, Inc.	115,419	6,726,620

		21,543,451

Scientific Instruments: Electrical – 1.3%
AMETEK, Inc.	321,104	13,162,053

Shipping – 1.7%
Kirby Corp.(a)	242,172	17,109,452

Transportation Miscellaneous – 1.1%
Expeditors International of Washington, Inc.	250,230	10,734,867

		255,783,199

10	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 23.7%
Advertising Agencies – 1.2%
National CineMedia, Inc.	802,530	$12,262,658

Auto Parts – 1.7%
LKQ Corp.(a)	788,231	17,648,492

Education Services – 1.1%
K12, Inc.(a)(b)	624,100	11,520,886

Hotel/Motel – 1.1%
Orient-Express Hotels Ltd. – Class A(a)	938,335	10,903,453

Household Furnishings – 0.8%
Select Comfort Corp.(a)	362,780	7,988,416

Leisure Time – 1.2%
Norwegian Cruise Line Holdings Ltd.(a)	472,075	12,448,618

Radio & TV Broadcasters – 0.9%
Pandora Media, Inc.(a)(b)	808,640	9,315,533

Restaurants – 1.5%
Panera Bread Co. – Class A(a)	94,060	15,031,729

Specialty Retail – 11.6%
CarMax, Inc.(a)	371,141	14,630,378
Dick’s Sporting Goods, Inc.	332,590	15,827,958
Five Below, Inc.(a)(b)	257,837	9,539,969
Francesca’s Holdings Corp.(a)(b)	494,821	14,052,916
Lumber Liquidators Holdings, Inc.(a)(b)	279,720	16,553,830
NetFlix, Inc.(a)	29,550	4,882,842
Tractor Supply Co.	107,910	11,187,030
Ulta Salon Cosmetics & Fragrance, Inc.	189,280	18,515,369
Vitamin Shoppe, Inc.(a)	236,787	14,462,950

		119,653,242

Textiles, Apparel & Shoes – 2.6%
PVH Corp.	127,504	15,156,400
Tumi Holdings, Inc.(a)(b)	531,555	11,954,672

		27,111,072

		243,884,099

Technology – 15.1%
Communications Technology – 3.1%
Acme Packet, Inc.(a)	455,440	11,007,985
Aruba Networks, Inc.(a)	159,570	3,676,493
Ciena Corp.(a)	606,200	9,493,092
Riverbed Technology, Inc.(a)	374,140	7,258,316

		31,435,886

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Computer Services, Software & Systems – 8.0%
ANSYS, Inc.(a)	140,280	$10,324,608
Aspen Technology, Inc.(a)	440,271	13,472,293
Cadence Design Systems, Inc.(a)(b)	1,315,940	18,331,044
Fortinet, Inc.(a)	208,309	4,914,009
MICROS Systems, Inc.(a)	237,636	10,938,385
ServiceNow, Inc.(a)(b)	281,431	7,801,268
SolarWinds, Inc.(a)	225,417	12,267,193
Workday, Inc.(a)(b)	80,753	4,313,825

		82,362,625

Production Technology Equipment – 2.0%
Teradyne, Inc.(a)	615,250	9,942,440
Veeco Instruments, Inc.(a)(b)	352,415	11,083,452

		21,025,892

Semiconductors & Component – 2.0%
Cree, Inc.(a)	214,677	9,263,312
Fairchild Semiconductor International, Inc.(a)	746,053	11,019,203

		20,282,515

		155,106,918

Health Care – 13.7%
Biotechnology – 2.1%
Ariad Pharmaceuticals, Inc.(a)	179,363	3,565,736
Cubist Pharmaceuticals, Inc.(a)	173,371	7,461,888
Onyx Pharmaceuticals, Inc.(a)(b)	140,150	10,864,428
		21,892,052

Health Care Management Services – 1.7%
ICON PLC (Sponsored ADR)(a)	328,744	9,635,487
WellCare Health Plans, Inc.(a)	146,740	7,441,185

		17,076,672

Health Care Services – 4.1%
Acadia Healthcare Co., Inc.(a)	432,465	11,058,130
Catamaran Corp.(a)	343,462	17,822,243
Mednax, Inc.(a)(b)	156,903	13,424,621

		42,304,994

Medical & Dental Instruments & Supplies – 1.9%
Align Technology, Inc.(a)	56,350	1,767,136
HeartWare International, Inc.(a)(b)	116,770	10,553,672
Volcano Corp.(a)(b)	290,192	7,266,408

		19,587,216

Medical Equipment – 1.3%
Sirona Dental Systems, Inc.(a)	191,995	12,761,908

12	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 2.6%
Akorn, Inc.(a)	607,427	$7,951,220
BioMarin Pharmaceutical, Inc.(a)(b)	174,180	9,560,740
Impax Laboratories, Inc.(a)	57,001	1,149,140
Jazz Pharmaceuticals PLC(a)	144,490	8,147,791

		26,808,891

		140,431,733

Financial Services – 8.8%
Asset Management & Custodian – 1.7%
Affiliated Managers Group, Inc.(a)	120,450	17,336,368

Banks: Diversified – 3.7%
Iberiabank Corp.	244,839	12,606,760
Signature Bank/New York NY(a)	188,110	13,906,972
SVB Financial Group(a)	173,120	11,489,975

		38,003,707

Diversified Financial Services – 2.6%
Lazard Ltd. – Class A	372,400	12,903,660
Stifel Financial Corp.(a)	387,234	14,269,573

		27,173,233

Real Estate – 0.8%
Realogy Holdings Corp.(a)	172,695	7,731,555

		90,244,863

Energy – 5.9%
Oil Well Equipment & Services – 3.3%
FMC Technologies, Inc.(a)	173,320	8,206,702
Oceaneering International, Inc.	209,900	13,267,779
Oil States International, Inc.(a)	159,859	12,401,861

		33,876,342

Oil: Crude Producers – 2.6%
Cabot Oil & Gas Corp.	160,620	8,477,524
Concho Resources, Inc.(a)	91,831	8,376,824
SM Energy Co.	176,253	10,250,874

		27,105,222

		60,981,564

Materials & Processing – 3.5%
Building Materials – 0.4%
Simpson Manufacturing Co., Inc.	134,551	4,362,143

Diversified Materials & Processing – 1.6%
Hexcel Corp.(a)	605,319	16,216,496

Metal Fabricating – 1.5%
Valmont Industries, Inc.	107,215	15,623,370

		36,202,009

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 1.3%
Utilities: Telecommunications – 1.3%
tw telecom, Inc.(a)	494,864	$13,673,092

Consumer Staples – 0.6%
Beverage: Soft Drinks – 0.6%
Green Mountain Coffee Roasters, Inc.(a)(b)	136,970	6,236,244

Total Common Stocks (cost $809,813,370)		1,002,543,721

SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(c) (cost $29,605,712)	29,605,712	29,605,712

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $839,419,082)		1,032,149,433

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 8.3%
Investment Companies – 8.3%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $85,032,961)	85,032,961	85,032,961

Total Investments – 108.7% (cost $924,452,043)		1,117,182,394
Other assets less liabilities – (8.7)%		(89,613,342)

Net Assets – 100.0%		$1,027,569,052

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $809,813,370)	$1,002,543,721 (a)
Affiliated issuers (cost $114,638,673 – including investment of cash collateral for securities loaned of $85,032,961)	114,638,673
Receivable for investment securities sold	6,020,376
Receivable for capital stock sold	3,515,384
Interest and dividends receivable	108,883

Total assets	1,126,827,037

Liabilities
Payable for collateral received on securities loaned	85,032,961
Payable for investment securities purchased	12,043,206
Payable for capital stock redeemed	1,385,986
Management fee payable	596,083
Distribution fee payable	129,265
Administrative fee payable	28,324
Transfer Agent fee payable	3,287
Accrued expenses	38,873

Total liabilities	99,257,985

Net Assets	$1,027,569,052

Composition of Net Assets
Capital stock, at par	$1,337,183
Additional paid-in capital	840,058,371
Accumulated net investment loss	(3,336,403)
Accumulated net realized loss on investment transactions	(3,220,450)
Net unrealized appreciation on investments	192,730,351

$1,027,569,052

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$502,808,310	65,871,058	$7.63	*

B	$5,132,456	902,272	$5.69

C	$29,013,797	5,081,448	$5.71

Advisor	$458,791,218	57,731,828	$7.95

R	$8,021,154	1,078,659	$7.44

K	$7,429,559	974,980	$7.62

I	$16,372,558	2,078,052	$7.88

(a)	Includes securities on loan with a value of $83,176,280 (see Note E).

*	The maximum offering price per share for Class A shares was $7.97 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2013 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$3,760,338
Affiliated issuers	66,312
Securities lending income	548,271	$4,374,921

Expenses
Management fee (see Note B)	3,411,133
Distribution fee—Class A	555,841
Distribution fee—Class B	26,194
Distribution fee—Class C	134,741
Distribution fee—Class R	15,271
Distribution fee—Class K	8,715
Transfer agency—Class A	265,362
Transfer agency—Class B	4,653
Transfer agency—Class C	16,416
Transfer agency—Advisor Class	237,813
Transfer agency—Class R	6,787
Transfer agency—Class K	6,972
Transfer agency—Class I	1,469
Custodian	99,568
Registration fees	83,978
Administrative	33,350
Printing	32,096
Directors’ fees	27,090
Legal	23,169
Audit	20,490
Miscellaneous	15,921

Total expenses		5,027,029

Net investment loss		(652,108)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		20,576,204
Net change in unrealized appreciation/depreciation of investments		91,948,616

Net gain on investment transactions		112,524,820

Net Increase in Net Assets from Operations		$111,872,712

See notes to financial statements.

16	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(652,108)		$(3,779,572)
Net realized gain on investment transactions	20,576,204		37,196,693
Net change in unrealized appreciation/depreciation of investments	91,948,616		(21,584,123)

Net increase in net assets from operations	111,872,712		11,832,998
Capital Stock Transactions
Net increase (decrease)	(11,005,521)		250,178,242
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	444,905

Total increase	100,867,191		262,456,145
Net Assets
Beginning of period	926,701,861		664,245,716

End of period (including accumulated net investment loss of ($3,336,403) and ($2,684,295), respectively)	$1,027,569,052		$926,701,861

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Discovery Growth Fund, Inc. (formerly Small/Mid Cap Growth Fund, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

18	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Manager”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	19

Notes to Financial Statements

their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2013:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks*	$1,002,543,721		$–	0 –	$–	0 –	$1,002,543,721
Short-Term Investments	29,605,712		–	0 –	–	0 –	29,605,712
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	85,032,961		–	0 –	–	0 –	85,032,961

Total Investments in Securities	1,117,182,394		–	0 –	–	0 –	1,117,182,394
Other Financial Instruments**	– 0	–	–	0 –	–	0 –	– 0	–

Total^	$1,117,182,394		$–	0 –	$–	0 –	$1,117,182,394

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

20	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Manager has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Manager and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Manager’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Manager’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Manager’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	21

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined

22	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund may reimburse the Manager for certain legal and accounting services provided to the Fund by the Manager. For the six months ended January 31, 2013, the reimbursement for such services amounted to $33,350.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $401,777 for the six months ended January 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,362 from the sale of Class A shares and received $1,739, $1,173 and $3,556 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2013 (000)	Dividend Income (000)
$ 31,104	$132,181	$133,679	$29,606	$14

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	23

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended January 31, 2013 amounted to $675,680, of which $21 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .23% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,821,092, $2,575,437, $243,114 and $216,313 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$317,531,327		$328,439,731
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$198,751,927
Gross unrealized depreciation	(6,021,576)

Net unrealized appreciation	$192,730,351

24	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended January 31, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	25

Notes to Financial Statements

as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2013, the Fund had securities on loan with a value of $83,176,280 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $85,032,961. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $548,271 and $51,936 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended January 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended January 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2013 (000)	Dividend Income (000)
$ 60,200	$223,541	$198,708	$85,033	$52

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012

Class A
Shares sold	3,407,566	9,091,797	$24,335,076	$59,593,730

Shares converted from Class B	92,064	437,867	662,185	2,876,745

Shares redeemed	(5,690,449)	(16,121,709)	(40,566,211)	(102,906,766)

Net decrease	(2,190,819)	(6,592,045)	$(15,568,950)	$(40,436,291)

Class B
Shares sold	36,349	88,519	$194,710	$431,100

Shares converted to Class A	(123,324)	(582,406)	(662,185)	(2,876,745)

Shares redeemed	(77,004)	(284,732)	(398,677)	(1,369,302)

Net decrease	(163,979)	(778,619)	$(866,152)	$(3,814,947)

Class C
Shares sold	975,537	1,913,639	$5,265,941	$9,577,873

Shares redeemed	(874,842)	(1,360,425)	(4,656,702)	(6,450,514)

Net increase	100,695	553,214	$609,239	$3,127,359

26	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (unaudited)	Year Ended July 31, 2012

Advisor Class
Shares sold	7,745,436	50,580,612	$57,834,381	$352,505,479

Shares redeemed	(8,579,367)	(10,043,144)	(63,515,905)	(67,188,457)

Net increase (decrease)	(833,931)	40,537,468	$(5,681,524)	$285,317,022

Class R
Shares sold	504,263	389,448	$3,505,323	$2,501,470

Shares redeemed	(170,421)	(287,164)	(1,194,224)	(1,687,279)

Net increase	333,842	102,284	$2,311,099	$814,191

Class K
Shares sold	319,358	935,223	$2,277,979	$6,142,756

Shares redeemed	(279,330)	(809,946)	(1,997,671)	(5,106,030)

Net increase	40,028	125,277	$280,308	$1,036,726

Class I
Shares sold	1,210,404	8,934,412	$8,784,286	$65,854,061

Shares redeemed	(117,424)	(9,024,884)	(873,827)	(61,719,879)

Net increase (decrease)	1,092,980	(90,472)	$7,910,459	$4,134,182

For the year ended July 31, 2012, the Fund received $444,905 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	27

Notes to Financial Statements

leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2013.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(15,005,506	)(a)
Unrealized appreciation/(depreciation)	89,306,292	(b)

Total accumulated earnings/(deficit)	$74,300,786

(a)

On July 31, 2012, the Fund had a net capital loss carryforward of $1,792,092. During the fiscal year, the Fund utilized $55,334,242 of capital loss carryforwards to offset current year net realized gains. At July 31, 2012, the Fund had a qualified late-year ordinary loss deferral of $2,162,064 and a post-October short-term capital loss deferral of $11,051,350. These losses are deemed to arise on August 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the tax treatment of a partnership investment.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will

28	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Notes to Financial Statements

retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of July 31, 2012, the Fund had a net capital loss carryforward of $1,792,092 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 1,792,092	n/a	2017

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 6.81		$ 6.60		$ 4.62		$ 3.72		$ 4.79		$ 6.22

Income From Investment Operations
Net investment loss(a)	(.01)		(.04)		(.05)		(.04)		(.03)		(.05)
Net realized and unrealized gain (loss) on investment transactions	.83		.25		2.03		.94		(1.04)		(.52)
Contributions from Manager	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00 (b)

Net increase (decrease) in net asset value from operations	.82		.21		1.98		.90		(1.07)		(.57)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 7.63		$ 6.81		$ 6.60		$ 4.62		$ 3.72		$ 4.79

Total Return
Total investment return based on net asset value(c)	12.04%		3.18	%*†	42.86	%*†	24.19	%*	(22.34	)%*	(11.75)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$502,808		$463,170		$492,710		$347,184		$320,585		$465,189
Ratio to average net assets of:
Expenses	1.11	%(d)	1.18%		1.24	%(e)	1.33	%(e)	1.38%		1.23%
Net investment loss	(.21	)%(d)	(.58)%		(.79	)%(e)	(.85	)%(e)	(.93)%		(.95)%
Portfolio turnover rate	34%		86%		90%		92%		176%		129%

See footnote summary on page 37.

30	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 5.09		$ 4.98		$ 3.52		$ 2.85		$ 3.71		$ 5.04

Income From Investment Operations
Net investment loss(a)	(.03)		(.07)		(.07)		(.06)		(.05)		(.08)
Net realized and unrealized gain (loss) on investment transactions	.63		.18		1.53		.73		(.81)		(.39)
Contributions from Manager	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00 (b)

Net increase (decrease) in net asset value from operations	.60		.11		1.46		.67		(.86)		(.47)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 5.69		$ 5.09		$ 4.98		$ 3.52		$ 2.85		$ 3.71

Total Return
Total investment return based on net asset value(c)	11.79%		2.21	%*†	41.48	%*†	23.51	%*	(23.18	)%*	(12.60)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,132		$5,430		$9,190		$9,220		$10,493		$20,792
Ratio to average net assets of:
Expenses	1.95	%(d)	2.05%		2.10	%(e)	2.20	%(e)	2.30%		2.07%
Net investment loss	(1.05	)%(d)	(1.44)%		(1.63	)%(e)	(1.72	)%(e)	(1.86)%		(1.79)%
Portfolio turnover rate	34%		86%		90%		92%		176%		129%

See footnote summary on page 37.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 5.11		$ 5.00		$ 3.53		$ 2.86		$ 3.72		$ 5.04

Income From Investment Operations
Net investment loss(a)	(.03)		(.07)		(.07)		(.05)		(.05)		(.08)
Net realized and unrealized gain (loss) on investment transactions	.63		.18		1.54		.72		(.81)		(.38)
Contributions from Manager	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00 (b)

Net increase (decrease) in net asset value from operations	.60		.11		1.47		.67		(.86)		(.46)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 5.71		$ 5.11		$ 5.00		$ 3.53		$ 2.86		$ 3.72

Total Return
Total investment return based on net asset value(c)	11.74%		2.20	%*†	41.64	%*†	23.43	%*	(23.12	)%*	(12.36)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,014		$25,453		$22,117		$10,159		$9,623		$14,221
Ratio to average net assets of:
Expenses	1.89	%(d)	1.96%		2.03	%(e)	2.14	%(e)	2.20%		2.03%
Net investment loss	(1.00	)%(d)	(1.37)%		(1.59	)%(e)	(1.66	)%(e)	(1.75)%		(1.75)%
Portfolio turnover rate	34%		86%		90%		92%		176%		129%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 7.08		$ 6.85		$ 4.79		$ 3.84		$ 4.94		$ 6.38

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)	(.02)		(.04)		(.03)		(.02)		(.04)
Net realized and unrealized gain (loss) on investment transactions	.87		.25		2.10		.98		(1.08)		(.54)
Contributions from Manager	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00 (b)

Net increase (decrease) in net asset value from operations	.87		.23		2.06		.95		(1.10)		(.58)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 7.95		$ 7.08		$ 6.85		$ 4.79		$ 3.84		$ 4.94

Total Return
Total investment return based on net asset value(c)	12.29%		3.36	%*†	43.01	%*†	24.74	%*	(22.27	)%*	(11.58)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$458,791		$414,438		$123,444		$33,242		$28,862		$45,739
Ratio to average net assets of:
Expenses	.88	%(d)	.94%		.99	%(e)	1.10	%(e)	1.15%		1.00%
Net investment income (loss)	.02	%(d)	(.37)%		(.56	)%(e)	(.62	)%(e)	(.71)%		(.72)%
Portfolio turnover rate	34%		86%		90%		92%		176%		129%

See footnote summary on page 37.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 6.64		$ 6.47		$ 4.55		$ 3.67		$ 4.74		$ 6.18

Income From Investment Operations
Net investment loss(a)	(.02)		(.06)		(.07)		(.05)		(.04)		(.07)
Net realized and unrealized gain (loss) on investment transactions	.82		.23		1.99		.93		(1.03)		(.51)
Contributions from Manager	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00 (b)

Net increase (decrease) in net asset value from operations	.80		.17		1.92		.88		(1.07)		(.58)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 7.44		$ 6.64		$ 6.47		$ 4.55		$ 3.67		$ 4.74

Total Return
Total investment return based on net asset value(c)	12.05%		2.63	%*†	42.20	%*†	23.98	%*	(22.57	)%*	(11.99)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,021		$4,947		$4,156		$2,298		$1,960		$2,900
Ratio to average net assets of:
Expenses	1.50	%(d)	1.57%		1.61	%(e)	1.64	%(e)	1.63%		1.46%
Net investment loss	(.60	)%(d)	(.98)%		(1.16	)%(e)	(1.16	)%(e)	(1.18)%		(1.19)%
Portfolio turnover rate	34%		86%		90%		92%		176%		129%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 6.80		$ 6.60		$ 4.62		$ 3.72		$ 4.79		$ 6.22

Income From Investment Operations
Net investment loss(a)	(.01)		(.04)		(.05)		(.04)		(.03)		(.04)
Net realized and unrealized gain (loss) on investment transactions	.83		.24		2.03		.94		(1.04)		(.53)
Contributions from Manager	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00 (b)

Net increase (decrease) in net asset value from operations	.82		.20		1.98		.90		(1.07)		(.57)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 7.62		$ 6.80		$ 6.60		$ 4.62		$ 3.72		$ 4.79

Total Return
Total investment return based on net asset value(c)	12.06%		3.03	%*†	42.86	%*†	24.19	%*	(22.34	)%*	(11.73)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,430		$6,355		$5,341		$3,299		$919		$499
Ratio to average net assets of:
Expenses	1.22	%(d)	1.25%		1.29	%(e)	1.34	%(e)	1.30%		1.17%
Net investment loss	(.32	)%(d)	(.66)%		(.85	)%(e)	(.86	)%(e)	(.81)%		(.73)%
Portfolio turnover rate	34%		86%		90%		92%		176%		129%

See footnote summary on page 37.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2013 (unaudited)		Year Ended July 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 7.01		$ 6.78		$ 4.73		$ 3.78		$ 4.86		$ 6.28

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)	(.02)		(.03)		(.02)		(.02)		(.03)
Net realized and unrealized gain (loss) on investment transactions	.87		.25		2.08		.97		(1.06)		(.53)
Contributions from Manager	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00 (b)

Net increase (decrease) in net asset value from operations	.87		.23		2.05		.95		(1.08)		(.56)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.86)

Net asset value, end of period	$ 7.88		$ 7.01		$ 6.78		$ 4.73		$ 3.78		$ 4.86

Total Return
Total investment return based on net asset value(c)	12.41%		3.39	%*†	43.34	%*†	25.13	%*	(22.22	)%*	(11.44)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,373		$6,909		$7,288		$5,298		$6,035		$11,013
Ratio to average net assets of:
Expenses	.81	%(d)	.81%		.95	%(e)	.92	%(e)	.93%		.84%
Net investment income (loss)	.07	%(d)	(.24)%		(.49	)%(e)	(.45	)%(e)	(.49)%		(.57)%
Portfolio turnover rate	34%		86%		90%		92%		176%		129%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.16%, 0.11%, 1.25%, 0.06% and 0.07%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2012 and July 31, 2011 by 0.06% and 0.09%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	37

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2) , Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Small/Mid Cap Growth Investment Team. Ms. Lau and Messrs. Aronow, Kirpalani and Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”). 2, 3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	On November 3, 2008, the Fund changed its policy of investing at least 80% of its net assets in “mid-cap” companies to “small- and mid-cap” companies. In connection with the change in investment strategy, the Fund’s portfolio management team and name was changed. Prior to November 3, 2008, the Fund was known as Mid-Cap Growth Fund, Inc.

3	Future references to the Fund and the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	39

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.5

Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Fund
75 bp on 1st $500 million 65 bp on next $500 million 55 bp on the balance	$771.8	Small/Mid Cap Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $74,995 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the Fund’s most recent semi-annual period:6

Fund	Total Expense Ratio As of (1/31/12)[7]		Fiscal Year End
Small/Mid Cap Growth Fund, Inc.	Advisor	0.98%	July 31
	Class A	1.20%
	Class B	2.09%
	Class C	1.99%
	Class R	1.59%
	Class K	1.28%
	Class I	0.85%

4	Jones v. Harris at 1427.

5

The Fund’s fee schedule was not amended pursuant to the agreement between the Adviser and the NYAG since its schedule has breakpoints that are lower than the growth fee schedule of the NYAG-related master schedule: 75 bp on 1st $2.5 billion, 65 bp on next $2.5 billion, and 60 bp on the balance.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

40	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein institutional fee schedule, set

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	41

forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee:9

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Growth Fund, Inc.	$771.8	U.S. SMID Cap Growth 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.576%	0.715%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for U.S. Small and Mid-Cap Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[10]
U.S. Small and Mid-Cap Portfolio
Class A	1.60%
Class I (Institutional)	0.80%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2012 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee (%)	Fund Advisory Fee (%)
Small/Mid Cap Growth Fund, Inc.	Client #1	0.36% of average daily net assets	0.360%	0.715%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that the sub-advisory relationship is an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10

Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

42	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	43

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Growth Fund, Inc.	0.730	0.776	5/18

Lipper also compared the Fund’s total expense ratios in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Growth Fund	1.241	1.291	5/18	1.339	15/51

Based on this analysis, the Fund has equally favorable rankings on both a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a

14	The contractual management fee rate would not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

44	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $12,773, $1,341,038 and $13,875 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $627,178 in fees from the Fund.17

The Fund effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Funds’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	45

profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

46	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

24	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	47

Small/Mid-Cap Growth Fund, Inc.	Fund	PG Median	PU Median	PG Rank	PU Rank
1 year	7.70	3.83	1.77	5/18	9/61
3 year	39.79	30.92	29.94	1/16	1/55
5 year	6.62	6.17	3.94	6/15	12/53
10 year	8.53	6.93	6.93	2/13	6/41

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

				Period Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small/Mid-Cap Growth Fund, Inc.	7.70	39.79	6.62	8.53	10.26	24.70	0.38	10
Russell 2500 Growth Index	3.95	33.10	4.72	7.64	N/A	20.87	0.37	10
Inception Date: July 7, 1938

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

48	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	49

AllianceBernstein Family of Funds

NOTES

50	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND •	51

NOTES

52	• ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DG-0152-0113

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Discovery Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: March 25, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 25, 2013